Exhibit 10.57

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

TWENTY-EIGHTH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Twenty-Eighth Amendment to the Full-time Transponder Capacity Agreement (Pre-Launch) (the “Twenty-Eighth Amendment”) is made and entered into as of this 31st day of October, 2016 (the “Effective Date”) by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders on ****; **** transponders on ****; **** Transponders on **** (the “**** Transponders”); **** Transponder **** on ****; **** Transponder **** on ****; and **** Transponder **** on ****; and

WHEREAS, Customer wishes to **** Transponder on ****, as further defined below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

“Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, ****), in ****, for the Capacity Term (as defined here), the **** Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B. For purposes of this Agreement, the “**** Transponder Capacity” or “**** Transponders” shall consist of (a) **** (as defined in Section 1.2, below) **** transponders (collectively, the “**** Transponders’ and individually, the “**** Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “****,” located in geostationary orbit at **** Longitude, (b) **** transponders from the **** of that certain satellite referred to by Intelsat as “****” at **** Longitude (“**** Transponder”); (c) **** Transponder **** on ****; (d) **** Transponder **** on ****; (e) and **** Transponder **** on ****.”

3.	Article 2, Capacity Term. The Capacity Term for **** Transponder shall be **** on ****.

4.	Section 3.1, **** Fee. Customer’s **** Fee for the **** shall be as set forth in Appendix A.

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Twenty-Eighth Amendment as of the day and year above written.

INTELSAT CORPORATION                GCI COMMUNICATION CORP.

By: _/s/ Stephen Chernow___________        By: _/s/ Jimmy Sipes_______________
Name: _Stephen Chernow___________        Name: _Jimmy Sipes_______________

Title: _VP & Deputy General Counsel___        Title: _VP Network Services & Chief Engineer
Date: _10-31-2016__________________        Date: _10-27-2016_________________

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

APPENDIX A

CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE FOR
GCI COMMUNICATIONS CORP.

SVO #	**** / Transponder No	Transponder Type	Capacity Term	**** Fee
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ** US$**** **
	****	****	**** - ****	US$**** ****
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** **

* **** Fee includes US$**** for **** and the US$**** for each of Customer’s **** Transponders under Article 14. If the **** Transponder is **** or when Customer is **** a Transponder on **** (of its successor satellite), the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder **** to the **** Fee. The **** fee shall be ****.

** **** Fee includes US$**** for **** Fee and the US$**** for each of Customer’s **** Transponders with **** under Article 15. If the **** Transponder is **** or when Customer is using a Transponder on ****, the **** Fee for such affected Customer’s **** Transponder shall be ****. If, however, the **** Transponder later ****, then the **** Fee for such **** Transponder shall ****. The **** Fee shall be ****.

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

*** **** Fee includes US$**** for **** and the US$**** for each of the Customer’s **** Transponder **** Fees, **** (hereinafter referred to as the “**** Fee” as **** is the ****), **** for transponder ****. If the **** Transponder ****, the **** Fee for such affected **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

**** **** Fee includes US$**** for ****. No **** is provided for this Transponder.

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

APPENDIX B

TECHNICAL APPENDIX

Satellite Information
Satellite:	****
Orbital Location:	**** Longitude
Uplink Beam/Band:	**** / ****
Downlink Beam/Band:	**** / ****
Nominal Transponder Bandwidth:	****
Customer Transponder Capacity Allocation:	****

1.0	INTRODUCTION
This Technical Appendix contains the Performance Specifications for the **** transponders assigned to the **** Uplink beam - **** Downlink beam. As described further herein the specifications are **** transponder and **** as noted ****.

2.0	SATELLITE PERFORMANCE CHARACTERISTICS

Orbital Tolerances:	Longitude Tolerance:	**** degrees
	Inclination Tolerance:	**** degrees

2.1    Communication Antenna Pointing.    The Satellite will maintain the orientation of its communications antenna relative to the earth such that the EIRP, G/T and SFD described in Section 3.1 are maintained.

3.0	COMMUNICATION SYSTEM PERFORMANCE CHARACTERISTICS

3.1    EIRP, G/T and SFD within Beam Coverage Area. Figure B-1 provides EIRP contours for the **** Downlink Beam, while Figure B-2 provides G/T contours for the **** Uplink Beam. These contours permit the user to estimate EIRP and G/T for any location within the Beam Coverage Areas. Minimum beam reference EIRP for the Transponder is ****, minimum beam reference G/T for the transponder is ****. The SFD (****) is ****.

Note: Beam Reference Contour values are based on the representative beam patterns attached. The contours are provided for estimation purposes only. It is recommended that a **** margin be included when utilizing the contours.

3.1.1    Input Attenuators. The gain of each transponder is adjustable by ground command over a range of **** in **** increments.

3.1.2    Saturation. For the purposes of this Specification, saturation is defined as the point on the single carrier power-out versus power-in transfer curve corresponding to the operating point that provides the specified EIRP output power and simultaneously meets the required linearity.

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

3.1.3    SFD Gain Stability. The SFD shall not vary by more than **** over any **** and **** the Satellite for the specified coverage area.
a)    Including the **** the transponder.
b)    Excluding the ****.
a)Excluding **** spacecraft **** errors.
b)Including ****.

Figure B-1. ****

****
[Map of a region of the Earth with an overlay of numbered contour lines of specific magnitudes in units of dBW.]

(EIRP Contours: **** dBW)

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

Figure B-2. **** Uplink Beam

[Map of a region of the Earth with an overlay of numbered contour lines of specific magnitudes in units of dB/K.]

(G/T Contours: **** dB/K)

3.1.4 Two Carriers and Multi-carrier Operation. The values provided in Sections 3.1 are based on the occupancy of the transponder by a single carrier. While subject to final approval by Intelsat and based on specific transponder configuration, dual-carrier operation (2 carriers), or multi-carrier operation (3 or more carriers) must be conducted with a composite output and input backoff meeting the following specifications:

Mode                    Output                Input (see Note below)
Multi Carrier:                      ****                ****
Single Carrier (in fractional lease,
2-carriers per transponder):        ****                ****
Note: For operation of carrier modulation other than QPSK, additional power constraints may be imposed in order to reduce the generation of intermodulation and other spurious signals.

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2

Exhibit 10.57

Prior to carrier activation, Customer must provide Intelsat with a transmission plan detailing the proposed carrier frequency, modulation and coding type, as well as required yearly service availability level, along with other pertinent technical information, for approval by Intelsat. The approval will consist of the specific carrier operational parameters. Intelsat reserves the right to adjust the composite input backoff to achieve the specified output backoff.

3.1.5 EIRP Change Due to Redundant Power Amplifier. When any transponder is switched from its primary HPA to an adjacent HPA, the transponder output power shall not decrease by more than **** relative to the EIRP using the primary power amplifier.

3.1.6 Gain Change Due to First Redundant Receiver. When the first receiver is substituted for a redundant receiver, the gain of the affected transponders shall not decrease by more than ****.

3.2    SATELLITE COMMUNICATION SYSTEM EXPECTED PERFORMANCE

3.2.1    Co-Channel Interference. The Total Co-Channel Interference ratio due to interference from co-frequency carriers on the satellite is expected to be on average better than **** for most locations within the Beam Reference Contour.

3.2.2    Nominal Channel Frequencies and Polarization. Each Transponder in the Beam Coverage Area shall use the Uplink and Downlink frequency range provided in Table 1 below. Moreover, the Beam Coverage Area shall be accessible by either linear vertical or horizontal polarization. Intelsat reserves the right to assign and/or reassign Customer’s space segment allocation within the Transponder or to other Transponders or Satellites within the applicable Uplink and/or Downlink Beam Coverage Area. Except in emergency circumstances, Intelsat shall notify Customer of any changes to its initial allocation as soon as reasonably practicable prior to such change and shall use reasonable efforts to minimize disruption to Customer’s Transponder Capacity during any such change.

3.2.3    Frequency Translation. The communication system translates Uplink transmissions by a net frequency subtraction identified in Table 1 below. The net translation error is not expected to exceed ****.

Table 1. Frequency Range and Corresponding Translation Frequency

Uplink Band	Downlink Band	Translation Frequency
****	****	****

End of Appendix B.

SPID:                                                     OPT-052738
OSC#10361
Active/44309769.2